UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 17, 2016

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 17, 2016, the Company announced in a news release that it is exercising its option to redeem all $356,930,000 outstanding principal amount of its 2.625 Percent Convertible Senior Subordinated Notes due 2026, Series B. The news release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News release issued by ON Semiconductor Corporation, dated November 17, 2016 and entitled “ON Semiconductor Announces Redemption of its 2.625% Convertible Senior Subordinated Notes Due 2026, Series B.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: November 17, 2016	By:	/s/ BERNARD GUTMANN
Bernard Gutmann
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued by ON Semiconductor Corporation, dated November 17, 2016 and entitled “ON Semiconductor Announces Redemption of its 2.625% Convertible Senior Subordinated Notes Due 2026, Series B.”